Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT (this “Second Amendment”) dated as of January 31, 2012 to the Amended and Restated Credit Agreement (as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 6, 2011, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of May 5, 2010, among PATRIOT COAL CORPORATION, a Delaware corporation (the “Borrower”) and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Second Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. New Definitions. Section 1.01 of the Credit Agreement is amended to add the following new definitions thereto in appropriate alphabetical order:

“Amendment No. 2 to Credit Agreement” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 31, 2012, by and among the Borrower and the Required Lenders.

SECTION 3. Financial Covenants. Section 7.11 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) thereof in their entirety as follows:

“(a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower, (i) for the period of four consecutive fiscal quarters of the Borrower ending on each of June 30, 2010, and September 30, 2010, to be less than 3.00:1.00, (ii) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2010, to be less than 2.25:1.00, (iii) for the period of four consecutive fiscal quarters of the Borrower ending on March 31, 2011, to be less than 2.00:1.00, (iv) for the period of four consecutive fiscal quarters of the Borrower ending on June 30, 2011, to be less than 1.75:1.00, (v) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2011, to be less than 2.50:1.00, (vi) for the period of four consecutive fiscal quarters of the Borrower ending on December

31, 2011, to be less than 3.00:1.00, (vii) for the period of four consecutive fiscal quarters of the Borrower ending on each of March 31, 2012 and June 30, 2012, to be less than 2.25:1.00, (viii) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2012, to be less than 2.75:1.00 and (ix) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2012, and on the last day of each fiscal quarter of the Borrower thereafter to be less than 3.00:1.00.

(b) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Borrower, (i) for the period of four consecutive fiscal quarters of the Borrower ending on each of June 30, 2010, and September 30, 2010, to be greater than 3.00:1.00, (ii) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2010, to be greater than 3.50:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:25:1:00), (iii) for the period of four consecutive fiscal quarters of the Borrower ending on each of March 31, 2011, and June 30, 2011, to be greater than 4.00:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:75:1:00), (iv) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2011, to be greater than 3.25:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:00:1:00), (v) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2011, to be greater than 3.00:1.00, (vi) for the period of four consecutive fiscal quarters of the Borrower ending March 31, 2012, to be greater than 4.00:1.00, (vii) for the period of four consecutive fiscal quarters of the Borrower ending June 30, 2012, to be greater than 4.25:1.00, (viii) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2012, to be greater than 3.75:1.00 and (ix) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2012, and on the last day of each fiscal quarter of the Borrower thereafter to be greater than 3.00:1.00.”

SECTION 4. Representations of Borrower. The Borrower represents and warrants that (a) both before and after giving effect to this Second Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) after giving effect to this Second Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 5. Authority. The Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Second Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the

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Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent (as defined below). The execution, delivery and performance by the Borrower of this Second Amendment and by the Subsidiary Guarantors of the Consent and the performance by the Borrower and each other Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.

SECTION 6. Enforceability. This Second Amendment has been duly executed and delivered on behalf of the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Second Amendment, the Consent and, after giving effect to this Second Amendment, the Credit Agreement and the other Loan Documents, (a) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (b) is in full force and effect. Neither the execution, delivery or performance of this Second Amendment or of the Consent or the performance of the Credit Agreement (as amended hereby) will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon. This Second Amendment is effective to amend the Credit Agreement as provided therein.

SECTION 7. No Conflicts. Neither the execution and delivery of this Second Amendment or the Consent nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its certificate of formation or limited liability company agreement or other governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

SECTION 8. Effect of Second Amendment. (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

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(b) The execution, delivery and effectiveness of this Second Amendment shall neither operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

SECTION 9. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 10. Counterparts. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11. Effectiveness. This Second Amendment shall become effective on the date hereof provided that the following conditions are met (the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed and delivered to the Administrative Agent or its counsel a signature page approving this Second Amendment on or before 5 p.m. (New York City time) on January 31, 2012, a fee in an amount equal to 0.25% of the aggregate amount of such Lender’s Commitment outstanding immediately prior to the Second Amendment Effective Date; and

(c) the Administrative Agent shall have received counterparts of the Consent of Guarantors attached hereto as Annex II (the “Consent”) executed by each of the Subsidiary Guarantors as of the date hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

PATRIOT COAL CORPORATION

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

Signature Page to Amendment No. 2

RB International Finance (USA) LLC, as a Lender

By:	/s/ Christoph Hoedl
Name: Christoph Hoedl
Title: First Vice President

By:	/s/ Randall Abrams
Name: Randall Abrams
Title: Vice President

Lender Signature Page to Amendment No. 2

Morgan Stanley Senior Funding, Inc. as a Lender

By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Vice President

Lender Signature Page to Amendment No. 2

SOVEREIGN BANK as a Lender

By:	/s/ David Denlinger
Name: David Denlinger
Title: Senior Vice President

Lender Signature Page to Amendment No. 2

CITIBANK, N.A., as a Lender

By:	/s/ Thomas Ng
Name: Thomas Ng
Title: Vice President

Lender Signature Page to Amendment No. 2

BMO Harris Bank N.A., as a Lender

By:	/s/ Kurt J. Evans
Name: Kurt J. Evans
Title: Vice President

Lender Signature Page to Amendment No. 2

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Lender Signature Page to Amendment No. 2

Comerica Bank, as a Lender

By:	/s/ Heather A. Whiting
Name: Heather A. Whiting
Title: Vice President

Lender Signature Page to Amendment No. 2

RAYMOND JAMES BANK, FBS, as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Lender Signature Page to Amendment No. 2

FIFTH THIRD BANK, as a Lender

By:	/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

Lender Signature Page to Amendment No. 2

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Mike Ward
Name: Mike Ward
Title: Credit/Operations Manager

Lender Signature Page to Amendment No. 2

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Lender Signature Page to Amendment No. 2

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Daniel Ota
Name: Daniel Ota
Title: Director

Lender Signature Page to Amendment No. 2

The PrivateBank and Trust Company, as a Lender

By:	/s/ Nicholas DeVilder
Name: Nicholas DeVilder
Title: Managing Director

Lender Signature Page to Amendment No. 2

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

Lender Signature Page to Amendment No. 2

Natixis, as a Lender

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Senior Managing Director

Lender Signature Page to Amendment No. 2

PNC Bank, National Association as a Lender

By:	/s/ Dale A. Stein
Name: Dale A. Stein
Title: Senior Vice President

Lender Signature Page to Amendment No. 2

BOKF, N.A. dba Bank of Oklahoma, as a Lender

By:	/s/ Bershunda J. Taylor
Name: Bershunda J. Taylor
Title: Vice President

Lender Signature Page to Amendment No. 2

Acknowledged by:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew S. Hichborn
Name: Matthew S. Hichborn
Title: Assistant Vice President

Signature Page to Amendment No. 2

Annex II

CONSENT OF GUARANTORS

Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Second Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Second Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under each of the Loan Documents executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Second Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 31st day of January 2012.

[Signature pages follow]

AFFINITY MINING COMPANY

APOGEE COAL COMPANY, LLC

APPALACHIA MINE SERVICES, LLC

BEAVER DAM COAL COMPANY, LLC

BIG EAGLE LLC

BIG EAGLE RAIL, LLC

BLACK STALLION COAL COMPANY, LLC

BLACK WALNUT COAL COMPANY

BLUEGRASS MINE SERVICES, LLC

BROOK TROUT COAL, LLC

CATENARY COAL COMPANY, LLC

CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC

CHARLES COAL COMPANY, LLC

CLEATON COAL COMPANY

COAL CLEAN LLC

COAL PROPERTIES, LLC

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2

COLONY BAY COAL COMPANY

COOK MOUNTAIN COAL COMPANY, LLC

CORYDON RESOURCES LLC

COYOTE COAL COMPANY LLC

CUB BRANCH COAL COMPANY LLC

DAKOTA LLC

DAY LLC

DIXON MINING COMPANY, LLC

DODGE HILL HOLDING JV, LLC

DODGE HILL MINING COMPANY, LLC

DODGE HILL OF KENTUCKY, LLC

EASTERN ASSOCIATED COAL, LLC

EASTERN COAL COMPANY, LLC

EASTERN ROYALTY, LLC

GATEWAY EAGLE COAL COMPANY, LLC

GRAND EAGLE MINING, LLC

HERITAGE COAL COMPANY LLC

HIGHLAND MINING COMPANY, LLC

HILLSIDE MINING COMPANY

HOBET MINING, LLC

INDIAN HILL COMPANY LLC

INFINITY COAL SALES, LLC

INTERIOR HOLDINGS, LLC

IO COAL LLC

JARRELL’S BRANCH COAL COMPANY

JUPITER HOLDINGS LLC

KANAWHA EAGLE COAL, LLC

KANAWHA RIVER VENTURES I, LLC

KANAWHA RIVER VENTURES II, LLC

KANAWHA RIVER VENTURES III, LLC

KE VENTURES, LLC

LITTLE CREEK LLC

LOGAN FORK COAL COMPANY

MAGNUM COAL COMPANY LLC

MAGNUM COAL SALES LLC

MARTINKA COAL COMPANY, LLC

MIDLAND TRAIL ENERGY LLC

MIDWEST COAL RESOURCES II, LLC

MOUNTAIN VIEW COAL COMPANY, LLC

NEW TROUT COAL HOLDINGS II, LLC

NORTH PAGE COAL CORP.

OHIO COUNTY COAL COMPANY, LLC

PANTHER LLC

PATRIOT COAL COMPANY, L.P.

PATRIOT COAL SALES LLC

PATRIOT COAL SERVICES LLC

PATRIOT LEASING COMPANY LLC

PATRIOT MIDWEST HOLDINGS, LLC

PATRIOT RESERVE HOLDINGS, LLC (F/K/A HCR HOLDINGS, LLC)

PATRIOT TRADING LLC

PATRIOT VENTURES LLC

PINE RIDGE COAL COMPANY, LLC

POND CREEK LAND RESOURCES, LLC

POND FORK PROCESSING LLC

REMINGTON HOLDINGS LLC

REMINGTON II LLC

REMINGTON LLC

RIVERS EDGE MINING, INC.

ROBIN LAND COMPANY, LLC

SENTRY MINING, LLC

SNOWBERRY LAND COMPANY

SPEED MINING LLC

STERLING SMOKELESS COAL COMPANY, LLC

TC SALES COMPANY, LLC

THE PRESIDENTS ENERGY COMPANY LLC

THUNDERHILL COAL LLC

TROUT COAL HOLDINGS, LLC

UNION COUNTY COAL CO., LLC

VIPER LLC

WEATHERBY PROCESSING LLC

WILDCAT, LLC

WILDCAT ENERGY LLC

WILL SCARLET PROPERTIES LLC

WINCHESTER LLC

WINIFREDE DOCK LIMITED LIABILITY COMPANY

YANKEETOWN DOCK, LLC

Executing this Consent of Guarantors as Vice-President of each of the foregoing persons on behalf of and so as to bind the persons named above

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

Signature Page to Consent of Guarantors